SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

[X]  Filed by the Registrant
[   ]  Filed by a Party other than the Registrant

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential,  for  Use  of  the  Commission  Only  (as
       permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c)  or
       Section 240.14a-12

                         VIDEOPLEX, INC.
        (Name of Registrant as Specified in Its Charter)

                Commission File Number:  0-14919

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[    ]   Fee computed on table below per Exchange Act Rules  14a-
         6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: _________________
     2) Aggregate number of securities to which transaction applies: _________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ___________________________
     4)   Proposed maximum aggregate value of transaction:
          _____________
     5)   Total fee paid:
          ___________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)Amount Previously Paid:______________________________________
     2)Form, Schedule or Registration Statement No.:____________________
     3)Filing Party: _______________________________________________
     4)Date Filed:________________________________________________

                         VIDEOPLEX, INC.
                 5882 South 900 East, Suite 202
                  Salt  Lake City,  Utah  84121

                         September 18, 2000


To Our Shareholders:

       You are cordially invited to attend the Special Meeting (the "Special Meeting") of the shareholders of Videoplex, Inc. (the "Videoplex, Inc. Shareholders"), to be held on October 16, 2000, at 5882 South 900 East, Suite 202, Salt Lake City, Utah 84121, at 10:00 a.m. local time.

  At the Special Meeting, you will be asked to approve the following proposal: (1) to approve the merger of Videoplex, Inc. ("Company") with and into MTN Holdings, Inc. ("MTN"), pursuant to the terms of the Plan of Merger ("Plan of Merger") changing the domicile of the Company to Nevada, changing the name of the Company to MTN Holdings, Inc. and increasing the authorized common stock of the Company to 50,000,000 shares of common stock.

  The purpose of the Plan of Merger is to make the Company more attractive for potential business purposes. FOR THIS REASON, THE VIDEOPLEX BOARD OF DIRECTORS CONSIDERS THE PROPOSED MERGER TO BE IN THE BEST INTERESTS OF VIDEOPLEX AND THE VIDEOPLEX SHAREHOLDERS AND STRONGLY RECOMMENDS THAT YOU VOTE FOR THE MERGER.

      Detailed information as to the business to be transacted at the Special Meeting is contained in the accompanying Notice of Special Meeting and Definitive Proxy Statement. At your earliest convenience, please mark, sign and date the enclosed Proxy Card and return it to us in the envelope provided. Duly executed but unmarked proxies will be voted FOR the Proposal. If you attend the meeting, you may, of course, choose to revoke your proxy by filing written notice with the Secretary of Videoplex prior to the voting of the proxy or by casting your vote by written ballot.

      UNDER APPLICABLE NEW JERSEY LAW, VIDEOPLEX SHAREHOLDERS ARE ENTITLED TO DISSENTERS' RIGHTS IN CONNECTION WITH THE MERGER. AS A CONDITION TO CLOSING OF THE MERGER, HOWEVER, NO VIDEOPLEX SHAREHOLDER MAY TAKE STEPS TO PERFECT DISSENTERS' RIGHTS. VIDEOPLEX SHAREHOLDERS WHO WISH TO DISSENT MUST COMPLY WITH CERTAIN REQUIREMENTS, INCLUDING FILING A WRITTEN NOTICE PRIOR TO THE SPECIAL MEETING AND FOLLOWING CERTAIN VOTING PROCEDURES. FOR ADDITIONAL INFORMATION ABOUT DISSENTERS' RIGHTS, SEE "MERGER-- RIGHTS OF DISSENTING SHAREHOLDERS" IN THE ACCOMPANYING DEFINITIVE PROXY STATEMENT.

                                                 Sincerely,

                                                /s/ John Chymboryk

                                                    John Chymboryk, President

    Enclosures

                         VIDEOPLEX, INC.
                 5882 South 900 East, Suite 202
                  Salt  Lake City,  Utah  84121

                 SPECIAL MEETING OF STOCKHOLDERS
                        OCTOBER 16, 2000

                   PROXY STATEMENT AND NOTICE
                     SOLICITATION OF PROXIES

   The enclosed proxy is being solicited by the Board of Directors of Videoplex, Inc., 5882 South 900 East, Suite 202, Salt Lake City, Utah 84121, a New Jersey corporation ("Videoplex" or the "Company"), for use at the Special Meeting of the Stockholders of Videoplex (the "Special Meeting") to be held at 10:00 a.m., on October 16, 2000, at the principal office of the Company listed above, and at any adjournment thereof. This Proxy Statement, together with the Company's 2000 Annual Report, serves as notice of the Special Meeting, a description of the proposals to be addressed at the Special Meeting, and a source of information on the Company and its management.

   Stockholders may revoke their proxies by delivering a written notice of revocation to the Secretary of the Company at any time prior to the exercise thereof, by the execution of a later-dated proxy by the same person who executed the prior proxy with respect to the same shares, or by attendance at the Special Meeting and voting in person by the person who executed the prior proxy.

   The solicitation will be primarily by mail but may also include telephone, telegraph, or oral communication by officers or regular employees. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. All costs of soliciting proxies will be borne by the Company.

  The approximate mailing date of the proxy statement and proxy to stockholders is September 18, 2000.

   All proxies will be voted as specified. In the absence of specific instructions, proxies will be voted FOR:

(1) approval of a plan of merger whereby the Company will merge with MTN Holdings, Inc., ("MTN"), a Nevada corporation, thus changing the domicile of the company to Nevada, changing the name of the Company to MTN Holdings, Inc., and increasing the authorized common stock of the Company to 50,000,000 shares of common stock, par value $0.001;

PLEASE  SIGN  YOUR  NAME  EXACTLY AS IT  APPEARS  ON  THE  PROXY.
STOCKHOLDERS RECEIVING MORE THAN ONE PROXY BECAUSE OF SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES MUST COMPLETE AND RETURN EACH PROXY IN ORDER TO VOTE ALL SHARES TO WHICH ENTITLED.

              OUTSTANDING SHARES AND VOTING RIGHTS

   Record Date. Stockholders of record at the close of business on August 15, 2000, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

   Shares  Outstanding.   As  of August  15,  2000,  a  total  of
9,860,245  shares  of  the Company's Common  Stock  (the  "Common
Stock"),  were  outstanding and entitled to vote at  the  Special
Meeting.

   Voting Rights and Procedures. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of stockholders.

  The Company's Bylaws and New Jersey law require the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote to constitute a quorum to convene the Special Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

   Dissenters' Rights. Shareholders who own shares of the Company as of the Record Date may be entitled to assert dissenters' rights under Title 14A:11 of the New Jersey Permanent Statutes ("Dissenters Rights") in connection with the sale of the Company's assets and the plan of merger to change the domicile and capitalization of the Company. The following summary of the provisions of Title 14A:11 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to the full text of Title 14A:11, a copy of which is attached to the Proxy Statement as Appendix A and is incorporated herein by reference. See "Merger--Plan of Merger--Conditions to Merger."

       Each Videoplex Shareholder has the right, upon compliance with the relevant provisions of Title 14A:11, to demand that Videoplex (and ultimately, the Surviving Corporation) purchase all (or in the case of certain beneficial holders, some) of such holder's Videoplex Common Shares for a cash price equal to the fair value of such shares as of the day prior to the date on which the vote approving the Merger is taken, without regard to any appreciation or depreciation as a consequence of the Merger (the "Fair Value"). Within ten (10) days after the Effective Time, the Surviving Corporation is required to give written notice of the Effective Time to each Videoplex Shareholder who filed a Written Objection (as defined below) (the "Effective Time Notice").

       A Videoplex Shareholder who (a) prior to the Special Meeting, files a written notice of dissent ("Written Objection") stating that s/he intends to demand payment for all (or in the case of certain beneficial holders, some) shares owned if the Merger is approved, (b) does not vote in favor of approving the Merger, (c) within twenty (20) days after the mailing of the Effective Time Notice, makes written demand on the Surviving Corporation for the payment of the Fair Value of his or her Videoplex Shares ("Written Demand"), (d) within twenty (20) days after the Written Demand, submits the certificates representing such shares to the Surviving Corporation for notation thereon that such Written Demand has been made and (e) otherwise complies with the provisions of Section 14A:11-2 of the NJBCA, is entitled to be paid the Fair Value for such shares in cash. Under the NJBCA, the marking of the proxy to indicate a vote against approval of the Merger does not constitute a Written Objection, and failure to vote against the proposed Merger does not constitute a waiver of a Written Objection previously filed by a dissenting shareholder. The Written Demand must state the number of the Videoplex Shares owned by the dissenting Videoplex Shareholder with respect to which such Videoplex Shareholder dissents. A dissenting Videoplex Shareholder may dissent as to all or less than all of those Videoplex Shares owned of record by him or her; such Videoplex Shareholder must dissent, if at all, with respect to all of the Videoplex Shares owned beneficially regardless of whether such Videoplex Shareholder is also the record owner of such Videoplex Shares.

       If the Merger becomes effective, a Videoplex Shareholder who has not both filed the Written Objection and made the Written Demand within the periods described above, shall be conclusively presumed to have consented to the Merger and shall be bound by its terms. Failure of a dissenting Videoplex Shareholder to submit his or her Videoplex Stock Certificate or Certificates for notation thereon that the Written Demand has been made, as described above, shall, at the Surviving Corporation's option, terminate such Videoplex Shareholder's Dissenters' Rights unless a court of competent jurisdiction for good and sufficient cause shown otherwise directs. The Written Objection should be addressed to Videoplex, 5882 South 900 East, Suite 200, Salt Lake City, Utah 84124, Attention: President. The Written Demand and the presentation of Videoplex Stock Certificates for notation should be addressed to the Surviving Corporation at its principal executive offices, attention Secretary. Upon making Written Demand, the dissenting Videoplex Shareholder shall not be entitled to vote or to exercise any other rights of a Videoplex Shareholder as to the Videoplex Shares with respect to which such Videoplex Shareholder dissents.

     If the Merger becomes effective, within ten (10) days after the expiration of the period within which Videoplex Shareholders may make a Written Demand ("Ten-Day, Post-Written Demand Period"), the Surviving Corporation shall mail to each dissenting Videoplex Shareholder the audited or unaudited balance sheet and the surplus statement of Videoplex, as of the latest available date (in any event not earlier than twelve months prior to the date of such mailing), and a profit and loss statement or statements for not less than a twelve-month period ended on the date of such balance sheet. The Surviving Corporation may accompany such mailing with a written offer to pay such dissenting Videoplex Shareholder for such Videoplex Shareholder's Videoplex Shares at a specified price deemed by the Surviving Corporation to be fair value therefor. Such offer shall be made at the same price per share to all dissenting Videoplex Shareholders. If, not later than thirty (30) days after the expiration of the Ten-Day, Post-Written Demand Period ("Thirty-Day Agreement Period"), the Fair Value of the Videoplex Shares is agreed upon by any dissenting Videoplex Shareholder and the Surviving Corporation, payment therefor shall be made upon surrender of the Videoplex Stock Certificate or Certificates representing such Videoplex Shares.

       If a dissenting Videoplex Shareholder and the Surviving Corporation are unable to agree on the Fair Value within the Thirty-Day Agreement Period, such dissenting Videoplex Shareholder may serve upon the Surviving Corporation a written demand that it commence an action in the Superior Court of New Jersey for the determination of the Fair Value of the Videoplex shares held by such dissenting Videoplex Shareholder. Such demand shall be served not later than thirty (30) days after the expiration of the Thirty-Day Agreement Period and such action shall be commenced by the Surviving Corporation not later than thirty (30) days after receipt by the Surviving Corporation of such demand ("Thirty-Day Commencement Period"), but the Surviving Corporation may commence such action at any earlier time. If the Surviving Corporation fails to so commence the action, a dissenting Videoplex Shareholder may do so in the Surviving Corporation's name not later than sixty (60) days after the expiration of the Thirty-Day Commencement Period. The costs and expenses of such an action shall be determined by such Court and shall be apportioned and assessed upon the parties as such Court may find equitable. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude fees and expenses of counsel for and experts employed by any party, but if such Court finds that the offer of payment made by the Surviving Corporation was not in good faith, or if no such offer was made, the Court in its discretion may award to any dissenting Videoplex Shareholder who is a party to the action reasonable fees and expenses of counsel for and any experts employed by such dissenting Videoplex Shareholder.

       The right of a dissenting Videoplex Shareholder to be paid the Fair Value of such Videoplex Shareholder's Videoplex Shares shall cease if (a) such Videoplex Shareholder has failed to present such Videoplex Shareholder's Videoplex Stock Certificates for notation unless a court having jurisdiction for good and sufficient cause shown shall otherwise direct, (b) such Videoplex Shareholder's demand for payment is withdrawn with the written consent of the Surviving Corporation, (c) the Fair Value of the Videoplex Shares is not agreed upon and no action for the determination of Fair Value by the Superior Court of New Jersey is commenced within the time provided, (d) the Superior Court determines that the Videoplex Shareholder is not entitled to payment for such Videoplex Shares, (e) the Merger is abandoned or rescinded or (f) a court having jurisdiction permanently enjoins or sets aside the Merger.

     If any holder of shares of the Company's Common Stock who demands the purchase of his shares under Title 14A:11 fails to perfect, or effectively withdraws or loses his right to, such purchase, the shares of such holder will be returned to such holder.

   Stockholder Proposals for the 2001 Annual Meeting. Proposals from stockholders intended to be included in the Company's proxy statement for the 2001 Annual Meeting must be received by the Secretary of the Company on or before April 14, 2001 (not less than 120 days prior to the day in 2001 which corresponds to the date on which this Proxy Statement is released to stockholders), and may be omitted unless the submitting stockholder meets certain requirements. It is suggested that the proposal be submitted by certified mail, return-receipt requested.

  If the Company does not receive notice of a stockholder proposal that is not included in the Company's Proxy Statement but that will be presented at the 2001 Annual Meeting on or before July 14, 2001 (not less than 45 days prior to the day in 2001 which corresponds to the date on which this Proxy Statement is released to stockholders), such notice will be considered untimely, which means that any proxy returned to the Company conferring discretionary authority to vote may be voted at the proxy holders discretion on the proposal.

              APPROVAL OF PLAN OF MERGER TO EFFECT
          A CHANGE OF DOMICILE, NAME AND CAPITALIZATION

                       (PROPOSAL NO. 1)

   At the Special Meeting, stockholders will be asked to approve a plan of merger to effect a change of domicile from the state of New Jersey to the state of Nevada. A copy of the proposed plan of merger is attached to this proxy statement as Appendix B and incorporated herein by reference. Management of the Company believes the change of domicile will benefit the shareholders in that Nevada corporate law allows the Board of Directors greater versatility in performing business operations of the Company. Shareholders will also be asked to approve a change in the Company's name to MTN Holdings, Inc. The Board of Directors believes that it is in the best interests of the Company to change its name in order to make the Company more attractive for potential business opportunities.

  If the plan of merger is approved, the Company will merge with MTN Holdings, Inc., a corporation organized in Nevada. The Board of Directors believes that a change of domicile to the state of Nevada will provide greater opportunities for the company to seek alternative forms of business. Nevada's corporate laws and tax structure favor companies organized within the State. The Board of Directors also believes that many prospective acquisition candidates might consider the company as a reverse acquisition candidate and will view Nevada as a favorable venue. Management believes that the name change will make the Company more attractive to these and other potential types of business ventures.

  The Board of Directors believe that a change in capitalization of the Company from 10,000,000 shares of one class of common stock with no par value to 50,000,000 shares of Common Stock, par value $0.001 will provide the Company broader discretion in acquiring potential business opportunities. The Board of Directors believes that the recapitalization will provide the Company with much-needed flexibility to satisfy the Company's future financing requirements. The Board does not propose to issue common stock for any such financing purposes at the present time. Nevertheless, the Board of Directors believes that the proposed increase is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of common stock, without the expense and delay of a special stockholders' meeting, in connection with future opportunities for equity financings, acquisitions, management incentive and employee benefit plans, and for other corporate purposes.

  The Board of Directors believes that the increase in capitalization is necessary to effectively seek acquisition candidates. The merger will not alter the percentages of ownership of individual shareholders in the Company, but the increase in authorized common stock creates the potential for substantial additional dilution. Once the plan of merger is approved, the company will seek reverse acquisition candidates with viable business operations, with the intention of merging the new business operations into the Company. If this objective is successfully accomplished, the existing shareholders of the company may hold a minority ownership position in the merged entity. It is likely that additional shares will be issued in any such acquisition, and such issuance will dilute existing ownership. The effect of such dilution on the value of the shares cannot be determined at this time.

  If approved by the shareholders of the Company's Common stock, it is anticipated that the merger will become effective immediately upon the later of the filing of articles of merger with the Secretary of State of New Jersey in accordance with Title 14A:11 of the New Jersey Permanent Statutes and the filing of articles of merger with the Secretary of State of Nevada in accordance with Section 78.770 of the Nevada Revised Statutes. Videoplex will then cease to exist, MTN will be the surviving corporation in the merger and the current shareholders will then own an equivalent number of shares of common stock in MTN. However, the agreement and plan of merger may be terminated and abandoned by action of the respective Boards of Directors of the Company and the Nevada Company.

Vote and Recommendation

  Approval of the plan of merger to effect a change in domicile, name change and capitalization will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions as to this Proposal 1 will be treated as votes against Proposal 1. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 1 and will not be counted as votes for or against Proposal 1. Properly executed, unrevoked Proxies will be voted FOR Proposal 1 unless a vote against Proposal 1 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Plan of Merger to effect a Change of Domicile, Name and Capitalization.

   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

   The table on the following page sets forth as of August 15, 2000, the number and percentage of the outstanding shares of Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each Named Executive Officer (as defined below), (iii) all current directors and executive officers of the Company as a group and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of              Amount and Nature       Percent of Class
Beneficial Owner              of Beneficial Ownership    of Common Stock

John Chymboryk (1) (2)              1,500,000                15.21%
5882 S. 900 E., Suite 202
Salt Lake City, Utah   84121

Kip Eardley (1) (2)                 1,500,000                15.21%
5882 S. 900 E., Suite 202
Salt Lake City, Utah   84121

Capital Holdings, Inc. (2)          1,500,000                15.21%
5882 S. 900 E., Suite 202
Salt Lake City, Utah   84121

Techniques Digitales Appliquees       850,000                 8.62%
Ala Video Parc Industries Des Hauts Sarts
B-4400 Liege Belgium
Herstal Belgium

Officers, Directors and             1,500,000                15.21%
Nominees as a Group: (2 persons)

(1)  Officer and/or Director of the Company.

(2) Mr. John Chymboryk, President and Director of the Company, and Mr. Kip Eardley, Secretary/Treasurer and Director of the Company, are each 50% owners of Capital Holdings, Inc. and therefore are considered beneficial owners of the stock held by Capital Holdings, Inc.

                DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth the names, ages, and positions with Videoplex for each of the directors and officers of the Company. There is only one class of Board of Directors which is elected at each annual meeting of stockholders. The table indicates the class of which each director is a member and the year in which his term expires based on the class.

Name                        Age     Positions(1)    Director or Officer Since

John Chymboryk (1)          47      President             November 1999
5882 S. 900 E., Suite 202           and Director
Salt Lake City, Utah  84121

Kip Eardley (1)             41      Secretary/Treasurer   January 2000
5882 S. 900 E., Suite 202           and Director
Salt Lake City, Utah  84121

  (1) All directors are elected by the Board of Directors and hold office until the next annual meeting of stockholders and until their successors are elected and qualify. Officers serve at the discretion of the Board of Directors.

  The following is information on the business experience of each director and officer.

  John Chymboryk, President and Director. Mr. Chymboryk received his bachelor's degree with an emphasis in accounting and economics in 1982. Following graduation he worked for a large international accounting firm until 1984. He then taught courses in finance, marketing and management in business departments of a Community College from 1984 to 1992. Concurrent with his teaching experience, Mr. Chymboryk operated an accounting business that specialized in preparing financial statements, tax returns and business plans for small businesses. Mr. Chymboryk co-founded a company that specialized in marketing, customer retention and management training. Mr. Chymboryk served as Vice President and was responsible for the financial operations and in developing and delivering management training. Mr. Chymboryk was instrumental in designing and presenting the sales management workshop that was contracted with Lexus, the Toyota Motor Corporation luxury car line. In 1997, Mr. Chymboryk was involved in designing, developing, and implementing a new application that assists companies in following up and retaining their existing customer base.

          Kip Eardley, Secretary/Treasurer and Director. Since 1989, Mr. Eardley has been self employed as the president and owner of Capital Consulting of Utah, Inc., which is a consulting firm to various public and private companies. Mr. Eardley is also president and director of Holmes Microsystems, Inc., a publicly traded corporation.

Section 16(a) Filing Compliance.

   Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of Videoplex and persons who own more than ten percent of a registered class of Videoplex's equity securities to file reports of ownership and changes in their ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and forward copies of such filings to Videoplex. Based on the copies of filings received by Videoplex, during the most recent fiscal year the directors, officers, and beneficial owners of more than ten percent of the equity securities of Videoplex registered pursuant to Section 12 of the Exchange Act have filed on a timely basis all required Forms 3, 4, and 5 and any amendments thereto.

                     EXECUTIVE COMPENSATION
Annual Compensation

   The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the prior fiscal year ended June 30, 2000, of those persons who were either (i) the chief executive officer of the Company during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers of the Company as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

Name and                                              Long         All
Principal               Annual Compensation           Term         Other
Position                                              Compen-      Compen-
                                                      sation       sation (1)

                   Year  Salary Bonus    Other         Options/
                           ($)   ($)     Annual        SARs (#)
                                       Compensation


John Chymboryk     1999    -0-   -0-       -0-           -0-        -0-
President, Chief
Executive Officer


Kip Eardley        1999    -0-   -0-       -0-           -0-        -0-
Secretary/Treasurer

Employment and Other Arrangements

   The Company has no agreement or understanding, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding employment with the Company or compensation for services. There are no other plans, understandings or arrangements whereby any of the Company's officers, directors, principal stockholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with operating the Company.

Stock Options and Warrants

   No  stock  options were issued to any of the  Named  Executive
Officers during fiscal year 2000.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The following discussion includes certain relationships and related transactions which occurred during the Company's fiscal year ended June 30, 2000.

  In June 2000 the Company issued 1,500,000 shares of common stock to Capital Holdings, Inc. in consideration for its payment of the Company debt in the amount of $45,415. Mr. John Chymboryk, President and Director of the Company, and Mr. Kip Eardley, Secretary/Treasurer and Director of the Company, are each 50% owners of Capital Holdings, Inc

  The Company utilizes office space provided by the officers and directors of the Company at no charge to the Company.

                        OTHER INFORMATION

   Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. Based on the copies of filings received by the Company, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

                            FORM 10-K

   THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S MOST RECENT REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT VIDEOPLEX INC, 5882 SOUTH 900 EAST, SUITE 202, SALT LAKE CITY, UTAH 84121.

                          OTHER MATTERS

   As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters which may come before the Special Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Special Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

   Please sign the enclosed proxy and return it in the enclosed return envelope.

Dated: September 18, 2000

                                                       Appendix A

New Jersey Permanent Statutes

Title 14A:11-1.  Right of shareholders to dissent

   (1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

     (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

       (i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

          (A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

          (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

       (ii)  a  shareholder of a surviving corporation shall  not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3 (4), 14A:10-7(2) or 14A:10-7(4); or

     (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of Title 14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

       (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

       (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

          (A)  cash; or

          (B)   shares,  obligations or other  securities  which,
       upon consummation of the plan of
       dissolution   will  either  be  listed   on   a   national
       securities exchange or held of record by not less than 1,000 holders; or

          (C)  cash and such securities; or

       (iii) from a sale pursuant to an order of a court having jurisdiction.

   (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

   (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

    (4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

Amended 1973, c.366, s.60; 1988, c.94, s.64; 1995, c.279, s.21.

14A:11-2. Notice of dissent; demand for payment; endorsement of certificates

   (1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

   (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(l), except any who voted for or consented in writing to the proposed action.

   (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

   (4)   Whenever  a  corporation is to  be  merged  pursuant  to
section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:
10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

   (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

   (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

   (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

Amended 1973, c.366, s.61; 1988, c.94, s.65.

14A:   11-3.    "Dissenting  shareholder"   defined;   date   for
determination of fair value

   (1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder".

   (2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

  (3)  "Fair value" as used in this Chapter shall be determined

     (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

     (b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

     (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

Amended 1973, c.366, s.62; 1988, c.94,s.66.

14A:11-4.   Termination of right of shareholder to  be  paid  the
fair value of his shares

   (1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

     (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

     (b) his demand for payment is withdrawn with the written consent of the corporation;

     (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

     (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

      (e)    the  proposed  corporate  action  is  abandoned   or
rescinded; or

     (f) a court having jurisdiction permanently enjoins or sets aside the corporate action.

   (2) In any case provided for in subsection 14A:11-4(l), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5)
without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.

14A:11-5. Rights of dissenting shareholder

   (1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

   (2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.

14A:11-6.  Determination of fair value by agreement

   (1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

  (2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(l), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

Amended by L.1973, c.166, s.63, eff. May 1, 1974.

14A:11-7.   Procedure  on  failure  to  agree  upon  fair  value;
commencement of action to determine fair value

   (1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

   (2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.

14A:11-8. Action to determine fair value; jurisdiction of  court;
appointment of appraiser

In any action to determine the fair value of shares pursuant to this Chapter:

     (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

     (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

     (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

     (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

14A:11-9.  Judgment in action to determine fair value

   (1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.

   (2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting, shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of
payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

14A:11-10. Costs and expenses of action

  The  costs  and  expenses of bringing  an  action  pursuant  to section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

14A:11-11. Disposition of shares acquired by corporation

   (1) The shares of a dissenting shareholder in a transaction described in subsection 14A:11-1 (1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.

  (2)  (Deleted by amendment, P.L. 1995, c.279.)

   (3) In an acquisition of shares pursuant to section 14A:10-9 or section 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.

Amended 1995, c.279, s.17.

                                             Appendix B

                         PLAN OF MERGER

  THIS PLAN OF MERGER, dated ________, 2000, is made and entered into by and between MTN Holdings, Inc., a Nevada corporation ("MTN"), and Videoplex, Inc., a New Jersey corporation ("Videoplex"). MTN is sometimes hereinafter referred to as the "Surviving Corporation", and Videoplex is sometimes hereinafter referred to as the "Constituent Corporation".

                           WITNESSETH

  WHEREAS, Videoplex is a corporation duly organized and existing under the laws of the state of New Jersey, having an authorized capital of 10,000,000 shares of common stock, with no par value per share (the "Common Stock of Videoplex"), of which 9,860,245 shares are issued and outstanding as of the date hereof; and

   WHEREAS,  MTN  is  a corporation duly organized  and  existing under the laws of the state of Nevada, having an authorized capital of 50,000,000 shares of common stock, par value $0.001 (the "Common Stock of MTN"), of which no shares are issued and outstanding as of the date hereof; and

  WHEREAS, the respective boards of directors of Videoplex and MTN have each duly approved this Plan of Merger (the "Plan") providing for the merger of Videoplex with and into MTN with MTN as the surviving corporation as authorized by the statutes of the states of Nevada and New Jersey.

  NOW, THEREFORE, based on the foregoing premises and in consideration of the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of said merger and the manner and basis of causing the shares of Common Stock of Videoplex to be converted into shares of Common Stock of MTN and such other provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree, subject to the approval and adoption of this Plan by the requisite vote of the stockholders of Videoplex, and subject to the conditions hereinafter set forth, as follows:

                            ARTICLE I
            MERGER AND NAME OF SURVIVING CORPORATION

  On the effective date of the merger, Videoplex shall cease to exist separately and Videoplex shall be merged with and into MTN, which is hereby designated as the "Surviving Corporation," the name of which on and after the effective date of the merger shall be "MTN Holdings, Inc." or such other name as may be available and to which the parties may agree.

                           ARTICLE II
                 TERMS AND CONDITIONS OF MERGER

  The terms and conditions of the merger are (in addition to those set forth elsewhere in this Plan) as follows:
     (a)  On the effective date of the merger:

       (i) Videoplex shall be merged into MTN to form a single corporation and MTN shall be, and is designated herein as, the Surviving
  Corporation;

       (ii) The separate existence of Videoplex shall cease;

       (iii)  The Surviving Corporation shall have all the
     rights, privileges, immunities and       powers and shall be
     subject to all duties and liabilities of a corporation organized under the laws of Nevada; and

       (iv) The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of the Constituent Corporation; and all property, real, personal, and mixed, and all debts due of whatever account, including subscriptions to shares, and all other causes of action, and all and every other interest, of or belonging to or due to the Constituent Corporation, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the title to any real estate, or any interest therein, vested in the Constituent Corporation shall not revert or be in any way impaired by reason of the merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Constituent Corporation; any claim existing or action or proceeding pending by or against the Constituent Corporation may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in place of the Constituent Corporation; and neither the rights of creditors nor any liens on the property of the Constituent Corporation shall be impaired by the merger.

     (b) On the effective date of the merger, the board of directors of the Surviving Corporation and the members thereof, shall be and consist of the members of the board of directors of Videoplex immediately prior to the merger, to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Nevada.

     (c) On the effective date of the merger, the officers of the Surviving Corporation shall be and consist of the officers of Videoplex immediately prior to the merger, such officers to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Nevada.

  If on the effective date of the merger, a vacancy shall exist in the board of directors or in any of the offices of the Surviving Corporation, such vacancy may be filled in the manner provided in the bylaws of the Surviving Corporation and the laws of the state of Nevada.

                           ARTICLE III
              MANNER AND BASIS OF CONVERTING SHARES

  The manner and basis of converting the shares of Common Stock of Videoplex into shares of the Common Stock of MTN, and the mode of carrying the merger into effect are as follows:

     (a) Each one share of Common Stock of Videoplex outstanding on the effective date of the merger shall, without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of Common Stock of the Surviving Corporation, so that the 9,860,245 outstanding shares of Videoplex are converted into an aggregate of approximately 9,860,245 shares of MTN, which shall be, on conversion, validly issued and outstanding, fully paid, and nonassessable, and shall not be liable to any further call, nor shall the holder thereof be liable for any further payment with respect thereto. Until so surrendered, each such outstanding certificate of Videoplex which, prior to the effective date of the merger, represented shares of the Common Stock of Videoplex shall for all purposes evidence the ownership of the shares of Common Stock of MTN into which such shares shall have been converted. MTN shall not issue any fractional interest in shares of Common Stock of MTN in connection with the aforesaid conversion and the number of shares of MTN to which Videoplex shares will be converted shall be rounded to the nearest whole number of shares.

     (b) All shares of Common Stock of MTN into which shares of the Common Stock of Videoplex shall have been converted pursuant to this Article III shall be issued in full satisfaction of all rights pertaining to the shares of Common Stock of Videoplex.

     (c) If any certificate for shares of Common Stock of MTN is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to MTN or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Common Stock of MTN in any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of MTN and or any agent designated by it that such tax has been paid or is not payable.

                           ARTICLE IV
              ARTICLES OF INCORPORATION AND BYLAWS

  1.The articles of incorporation of MTN shall, on the merger becoming effective, be and constitute the articles of incorporation of the Surviving Corporation unless and until amended in the manner provided by law.

  2.The bylaws of MTN shall, on the merger becoming effective, be and constitute the bylaws of the Surviving Corporation until amended in the manner provided by law.

                            ARTICLE V
             OTHER PROVISIONS WITH RESPECT TO MERGER

  This Plan, having been approved by the directors of MTN, shall not require a vote of shareholders as there is no stock currently issued and outstanding of MTN. This Plan shall be submitted to a vote of shareholders of Videoplex as provided by the laws of the state of New Jersey. After the approval or adoption thereof by the shareholders of Videoplex and the directors of MTN in accordance with the requirements of the laws of the states of New Jersey and Nevada, all required documents shall be executed, filed, and recorded in accordance with all requirements of the states of New Jersey and Nevada.

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                           ARTICLE VI
APPROVAL AND EFFECTIVE DATE OF THE MERGER; MISCELLANEOUS MATTERS

  1.In order to aid the parties in establishing a date certain for effectiveness of the merger for accounting and other purposes, the merger shall be deemed to have become effective as of the filing date with the New Jersey Secretary of State, subject to performance of the following:

     (a) This Plan shall be authorized, adopted, and approved on behalf of the Constituent Corporation and the Surviving Corporation in accordance with the laws of the states of New Jersey and Nevada; and

     (b) Articles of Merger (with this Plan attached as part thereof), setting forth the information required by, and executed and certified in accordance with, the laws of the states of New Jersey and Nevada, shall be filed in the office of the secretary of state of the states of New Jersey and Nevada and each secretary of state shall have issued a certificate of merger reflecting such filing.

  2.If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of Videoplex acquired or to be acquired by, or as a result of, the merger, the officers and directors of Videoplex or any of them shall be severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purposes of the merger and the terms of this Plan.

  3.For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument and all such counterparts together shall be considered one instrument.

  4.This Plan shall be governed by and construed in accordance with the laws of the state of Nevada.

  5.This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.

  IN WITNESS WHEREOF, Videoplex and MTN have caused this Plan of
Merger to be executed, all as of the date first above written.

VIDEOPLEX, INC.                    MTN HOLDINGS, INC.
a New Jersey corporation           a Nevada corporation


________________________           ________________________________
By:  John Chymboryk                By:  John Chymboryk
Its President                      Its President

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                      [Proxy Form Appendix]

                         Videoplex, Inc.
                 5882 South 900 East, Suite 202
                   Salt Lake City, Utah  84124

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints John Chymboryk and Kip Eardley as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Videoplex, Inc. (the "Company") held of record by the undersigned on August 15, 2000, at the Special Meeting of Stockholders to be held on October 16, 2000, and at any adjournment or postponement thereof.

Proposal No.  1  To approve the plan of merger to effect a change of domicile, name and capitalization

         For                  Against               Abstain


Note:   The  proxies  are authorized to vote in  accordance  with
     their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposal No. 1.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Dated:  _____________________________, 2000

                                   ____________________________________

                                   ____________________________________


Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please  mark, sign, date and promptly return the proxy card.   If
your address is incorrectly shown, please print changes.

                               24
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